UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-08709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JANUARY 31, 2013

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 110.8%
CONSUMER DISCRETIONARY — 21.2%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	700,000		$731,500
Europcar Groupe SA	11.500%	5/15/17	380,000	EUR	559,924	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,514,257	(a)
Total Auto Components					3,805,681
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,862,000		3,191,130	(b)
Escrow GCB General Motors	—	—	6,185,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	7,855,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,162,800	(a)(b)
Total Automobiles					4,353,930
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,910,000		2,091,450	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,314,675	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,390,000		1,480,350	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	460,000		469,200	(a)
Total Diversified Consumer Services					6,355,675
Hotels, Restaurants & Leisure — 7.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	2,310,000		2,460,150	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,543,227		2,318,055	(a)(c)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,536,150	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,370,000		2,417,400	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,106,000		5,449,605	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		9,050	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,090,625	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	200,000		204,500	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,046,400
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,385,200	(a)(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,870,250	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,071,657		1,146,673	(a)(f)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		1,828	(a)(g)(h)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		2,751,425	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,598,850	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,540,000		2,755,900	(a)(b)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	2,449,586		2,670,049	(a)(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,670,375	(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000		1,589,500	(a)(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,820,000		4,856,150	(a)(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,276,000		3,619,980	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000		4,528,650	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000		1,789,875	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	710,000		770,350	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		$4,015,050	(b)
Total Hotels, Restaurants & Leisure					60,552,040
Household Durables — 0.4%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		3,203,500	(a)
Internet & Catalog Retail — 0.1%
Netflix Inc., Senior Notes	8.500%	11/15/17	920,000		1,017,759	(b)
Media — 8.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,141,400	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000		901,950	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,693,875	(b)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	4,000,000		3,200,000	(a)(b)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	264,262	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	405,813	(a)(c)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,960,000		2,097,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		954,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	1,850,000		1,942,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		270,400
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,755,000	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,155,312	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000		1,181,250	(b)
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,220,750	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	3,220,000		3,437,350
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	2,610,000		2,453,400	(a)(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	6,996,069	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,121,915	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		1,134,200	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,877,900	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,196,750	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	3,300,000		3,465,000	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	6,978,683	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,435,775	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	6,461,435	(a)
Total Media					64,742,189
Multiline Retail — 0.6%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	460,000		462,300
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,900,000		1,900,000	(a)(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,620,000		2,652,750	(b)
Total Multiline Retail					5,015,050
Specialty Retail — 2.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,538,900	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,856,345	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		763,800	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,290,300	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,303,000		1,363,277	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		$549,212	(a)(f)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	2,260,000		2,452,100	(a)(b)
Total Specialty Retail					16,813,934
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,223,100	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,400,750	(a)(b)
Total Textiles, Apparel & Luxury Goods					5,623,850
TOTAL CONSUMER DISCRETIONARY					171,483,608
CONSUMER STAPLES — 2.3%
Food Products — 1.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,980,000		2,002,275	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000		1,348,438	(a)(b)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	3,140,000		3,501,100
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000		2,716,000	(a)(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,280,000		1,331,200	(a)
Total Food Products					10,899,013
Household Products — 0.2%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	1,710,000		1,765,575	(a)
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,334,550	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	4,650,000		4,963,875	(b)
TOTAL CONSUMER STAPLES					18,963,013
ENERGY — 16.9%
Energy Equipment & Services — 2.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000		1,605,975	(b)
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	2,420,000		2,510,750	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000		1,958,000	(a)(b)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,905,000		5,346,450	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	3,240,000		3,515,400	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000		1,883,400	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000		3,106,650
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,023,000		1,112,513
Total Energy Equipment & Services					21,039,138
Oil, Gas & Consumable Fuels — 14.3%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	3,710,000		3,830,575	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,360,000		1,417,800	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	1,010,000		1,065,550	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000		2,362,025	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000		761,588	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000		1,762,325	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000		1,191,300
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	410,000		414,613	(b)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	2,100,000		2,315,250
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	2,700,000		2,902,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000		1,649,287	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000		1,170,400	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000		$2,311,050	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000		3,121,125	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	4,451,416		3,650,161	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000		1,726,000	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	2,720,000		2,862,800	(a)(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000		2,100,000	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,135,000		1,313,762
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000		325,862	(b)(h)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	1,270,000	EUR	1,836,494	(a)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000		1,023,750
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	2,230,000		2,257,875	(a)(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,610,000		1,533,525	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,090,000		3,399,000	(a)(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,310,000		2,477,475	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	1,080,000		1,174,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000		3,046,400
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000		1,965,788	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,200,000		2,310,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,700,000		1,785,000	(a)(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000		2,467,500	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000		2,688,240	(a)(i)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	760,000		298,300	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000		1,871,625	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,310,000		2,413,950	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000		1,320,650	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000		7,356,237
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000		1,364,750	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000		422,574	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000		2,587,700	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000		854,700	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	7,094,000		7,271,350	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000		590,950	(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	6,550,000		7,000,312	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000		1,054,350	(b)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,930,000		2,060,275
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000		1,918,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000		1,108,250	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	3,830,000		4,155,550	(b)
TNK-BP Finance SA	6.625%	3/20/17	230,000		262,200	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000		310,163	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000		1,685,375	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000		242,500	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000		2,915,100	(a)(b)
Total Oil, Gas & Consumable Fuels					115,284,981
TOTAL ENERGY					136,324,119
FINANCIALS — 9.6%
Capital Markets — 0.7%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,627,177	(b)
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	2,580,000		2,541,300	(a)
Total Capital Markets					5,168,477
Commercial Banks — 3.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		5,045,210	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,380,000		1,425,121

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	$1,874,588	(a)(b)(h)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,976,083	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	4,400,000	4,626,596	(a)(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	3,759,450	(b)(h)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000	1,714,119
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	2,159,010	(a)
Total Commercial Banks				24,580,177
Consumer Finance — 0.8%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,661,900	(b)
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	420,000	486,014
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	5,248,000	5,759,680	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,421,216	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	864,648
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	4,002,763	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,261,325	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,651,400	(b)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	2,720,000	2,978,400	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	980,000	1,031,450	(a)(f)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,820,675
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	537,500	(a)(h)
Total Diversified Financial Services				29,815,071
Insurance — 1.2%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	1,270,000	1,273,175	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	4,137,253	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	890,000	849,950	(b)(h)(j)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000	1,995,000	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,375,000	(a)(b)
Total Insurance				9,630,378
Real Estate Management & Development — 0.2%
Realogy Corp., Senior Secured Notes	7.625%	1/15/20	1,320,000	1,504,800	(a)(b)
TOTAL FINANCIALS				77,360,803
HEALTH CARE — 5.7%
Health Care Equipment & Supplies — 0.2%
Hologic Inc., Senior Notes	6.250%	8/1/20	1,330,000	1,436,400	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	210,000	196,875
Total Health Care Equipment & Supplies				1,633,275
Health Care Providers & Services — 4.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,920,000	2,409,600	(b)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,539,375	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000	5,060,475	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,945,000	8,967,362	(b)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,570,000	1,683,825	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000	1,984,900	(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000	1,851,500	(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000	519,800	(a)(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000	1,167,900	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		$1,189,188	(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,924,800	(b)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000		1,070,400	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,000,000		1,060,000	(a)(b)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	760,000		731,500	(a)(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000		1,268,400	(b)
US Oncology Inc. Escrow	—	—	1,760,000		44,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,285,000		1,368,525	(b)
Total Health Care Providers & Services					36,841,550
Pharmaceuticals — 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,869,732	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	500,000	EUR	707,024	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,930,000		1,997,550	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	1,060,000		1,105,050	(a)
Total Pharmaceuticals					7,679,356
TOTAL HEALTH CARE					46,154,181
INDUSTRIALS — 19.9%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,160,900	(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,549,600	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,570,000		5,038,425	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,842,600	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,730,600	(a)(b)
Total Aerospace & Defense					15,322,125
Airlines — 2.8%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,309,629		1,371,836	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,472,959		5,032,079	(b)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		1,422,850
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	7,745,000		7,996,712	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	6,159		6,406
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,501,652		1,644,309	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	590,900		661,808	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,227,393
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	277,000		277,000	(a)(b)
Total Airlines					22,640,393
Building Products — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	2,467,400		2,763,488	(a)(d)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	690,000		708,975	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,655,500	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,673,200	(a)(i)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		888,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,716,654	(a)
Total Building Products					10,405,817
Commercial Services & Supplies — 3.7%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000		712,000	(a)(b)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000		4,258,625	(a)(b)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	4,150,000		4,129,250	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,676,250	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — continued
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,100,000		$5,367,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,828,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,670,000		5,043,600	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,650,000		1,782,000	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,380,160
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,310,000		1,450,825
Total Commercial Services & Supplies					29,628,460
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,682,900	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000		5,439,500	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,950,000		1,959,786	(c)(d)
Total Construction & Engineering					10,082,186
Electrical Equipment — 1.1%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	2,490,000		2,452,650	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		2,029,100	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000		4,758,050	(a)(b)
Total Electrical Equipment					9,239,800
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,826,150	(b)
Machinery — 1.7%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	900,000		966,375	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,210,000		5,353,275	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,623,025	(a)(b)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	1,002,736	(a)
Loxam SAS, Senior Bonds	7.375%	1/24/20	200,000	EUR	272,918	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	1,470,000		1,547,175	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,740,000		1,870,500	(a)
Total Machinery					13,636,004
Marine — 1.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	2,923,462		2,660,351
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,890,000		1,890,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000		5,600,700	(b)
Total Marine					10,151,051
Road & Rail — 2.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	5,676,683		5,861,175	(f)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	1,699,000		1,860,405	(b)
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	3,605,000		3,983,525	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000		4,420,000	(b)
Total Road & Rail					16,125,105
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,510,000		3,852,225	(a)
Transportation — 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		5,241,250	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,620,875	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	5,790,000		$6,108,450	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	380,000		400,900	(a)
Total Transportation					15,371,475
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,540,000		1,640,100	(a)(b)
TOTAL INDUSTRIALS					160,920,891
INFORMATION TECHNOLOGY — 2.6%
Communications Equipment — 0.3%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	2,190,000		2,348,775	(a)
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,621,000		1,872,255	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	939,938	(a)
Total Electronic Equipment, Instruments & Components					2,812,193
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,150,400
IT Services — 1.1%
First Data Corp., Senior Notes	9.875%	9/24/15	60,000		61,800	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	8,256,818		8,530,325	(b)
Total IT Services					8,592,125
Semiconductors & Semiconductor Equipment— 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	640,000		537,600	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,221,580	(b)
Total Semiconductors & Semiconductor Equipment					1,759,180
Software — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		2,484,675	(a)
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	1,120,000		996,800	(a)
Total Software					3,481,475
TOTAL INFORMATION TECHNOLOGY					21,144,148
MATERIALS — 15.3%
Chemicals — 0.9%
Axiall Corp., Senior Secured Notes	9.000%	1/15/17	361,000		405,222	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,587,950	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	1,043,519	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	813,331	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	1,200,000		1,191,000	(a)
US Coatings Acquisition Inc./Flash Dutch 2 BV, Senior Notes	7.375%	5/1/21	1,300,000		1,343,875	(a)
Total Chemicals					7,384,897
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		846,300	(a)
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,494,925	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,693,178	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,338,950	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	3,240,000		$3,272,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	4,020,000	EUR	5,635,756	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,601,450	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,340,000		1,413,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	4,400,000		4,664,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,680,000		1,839,600
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,836,000	(a)(b)
Total Containers & Packaging					30,789,959
Metals & Mining — 9.4%
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,760,000		1,803,581
ArcelorMittal, Senior Notes	6.000%	3/1/21	3,870,000		4,074,409
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,974
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	3,420,000		3,652,676
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	170,000		170,422
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	2,780,000		2,856,450	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,093,950	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		188,275	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		790,847	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,766,125	(a)(i)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		383,793	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,130,000		1,183,675	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,560,000		1,610,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	4,290,000		4,622,475	(a)(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	3,380,000		3,396,900	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,190,000		4,673,500	(a)(b)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,710,000		1,633,050	(a)(b)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,920,000		2,934,600	(a)(b)
New World Resources NV, Senior Notes	7.875%	1/15/21	1,450,000	EUR	1,870,371	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,365,200	(a)(b)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,610,000		1,750,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,630,000		2,774,650	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,529,063	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,271,850	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,410,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,251,000	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,280,000		1,209,600	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	3,040,000		3,062,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,630,000		2,906,150
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,473,271	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,156,678
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,172,631	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,818,760	(a)
Total Metals & Mining					75,919,801
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,420,000		1,501,650	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products — continued
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		$3,931,313	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		788,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,281,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		275,600
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,160,000		907,200	(b)
Total Paper & Forest Products					8,685,663
TOTAL MATERIALS					123,626,620
TELECOMMUNICATION SERVICES — 9.6%
Diversified Telecommunication Services — 5.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		3,580,500	(a)
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	234,000		217,620	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,715,750	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	810,000		874,800	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,910,250	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,440,000		2,741,950	(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,424,200	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		991,700
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,509,155	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		285,350	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		714,350	(a)(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		402,563	(a)
West Corp., Senior Notes	8.625%	10/1/18	630,000		678,825	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,476,650	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,749,600	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	8,145,638		8,634,376	(a)(b)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		6,213,500	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,440,725	(a)
Total Diversified Telecommunication Services					42,561,864
Wireless Telecommunication Services — 4.3%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,957,949	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,195,817	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,582,950	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	9,405,000		11,144,925	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	7,200,000		8,928,000	(a)(b)
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	1,460,000		1,474,600
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,144,000		3,434,820	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,547,775	(a)
Total Wireless Telecommunication Services					35,266,836
TOTAL TELECOMMUNICATION SERVICES					77,828,700
UTILITIES — 7.7%
Electric Utilities — 2.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,761,050	(b)
DPL Inc., Senior Notes	7.250%	10/15/21	331,000		358,307
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	3,092,880		3,409,900
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	6,930,000		7,519,050	(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,711,292		2,684,179	(g)
Total Electric Utilities					18,732,486
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,425,125	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — 5.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000		$2,450,300
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	306,000		338,895	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,771,000		4,185,810	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000		1,242,623	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000		54,250	(b)(c)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	5,590,000		6,393,562	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000		924,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	4,243,000		4,890,058	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000		3,551,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000		7,521,000	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000		6,238,425	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	470,657		527,136
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015		1,930,930
Total Independent Power Producers & Energy Traders					40,248,489
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		934,250	(a)
TOTAL UTILITIES					62,340,350
TOTAL CORPORATE BONDS & NOTES (Cost — $841,090,916)					896,146,433
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $959,479)	2.417%	4/20/35	1,509,427		1,355,807	(h)
COLLATERALIZED SENIOR LOANS — 4.1%
CONSUMER DISCRETIONARY — 1.6%
Hotels, Restaurants & Leisure — 1.5%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,674,050		3,839,382	(k)
Equinox Fitness Clubs, First Lien Term loan	—	5/16/20	2,510,000		2,560,200	(l)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	5,170,000		5,570,675	(k)
Total Hotels, Restaurants & Leisure					11,970,257
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	—	2/23/18	1,220,000		1,190,263	(l)
TOTAL CONSUMER DISCRETIONARY					13,160,520
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		1,112,400	(k)
ENERGY — 0.3%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	—	5/6/16	240,000		210,333	(l)
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	1,930,000		1,983,075	(k)
TOTAL ENERGY					2,193,408
HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.4%
BSN Medical GmbH & Co. KG, Term Loan B2	5.250%	8/28/19	2,000,000	EUR	2,743,608	(k)
INDUSTRIALS — 0.7%
Machinery — 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	4,200,000		4,299,750	(k)
Marine — 0.2%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	420,913		418,809	(d)(k)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — continued
Trico Shipping AS, New Term Loan B	—	5/13/14	741,086		$741,086	(d)(l)
Total Marine					1,159,895
TOTAL INDUSTRIALS					5,459,645
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	2,400,000		2,454,000	(k)
First Data Corp., Extended Term Loan B	4.205%	3/23/18	212,079		210,737	(k)
TOTAL INFORMATION TECHNOLOGY					2,664,737
MATERIALS — 0.4%
Chemicals — 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,562,150	(k)
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	1,920,000		1,955,199	(k)
TOTAL MATERIALS					3,517,349
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	2,418,713		2,479,181	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $31,605,045)					33,330,848
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $42,967)	7.000%	1/31/20	266,766		27,275	(a)
SOVEREIGN BONDS — 3.4%
Argentina — 0.2%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		95,946
Republic of Argentina, Senior Bonds	7.000%	10/3/15	866,000		739,764
Republic of Argentina, Senior Bonds	7.820%	12/31/33	714,257	EUR	577,042
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	97,452
Total Argentina					1,510,204
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	792,670
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,342,000	BRL	7,505,950
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,520,000	BRL	789,524
Total Brazil					9,088,144
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		639,293
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	6,024,000,000	IDR	836,482
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,056,000	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,186,008
Total Indonesia					3,078,490
Peru — 0.3%
Republic of Peru, Senior Bonds	7.840%	8/12/20	4,588,000	PEN	2,242,075
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,173,688	(a)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,235,437

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Turkey — continued
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000	$2,680,620
Total Turkey				4,916,057
Venezuela — 0.6%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	1,175,640
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000	3,277,325	(a)
Total Venezuela				4,452,965
TOTAL SOVEREIGN BONDS (Cost — $24,727,387)				27,100,916

		SHARES
COMMON STOCKS — 4.7%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.		166,350	332,700	*(c)(d)
Media — 0.5%
Charter Communications Inc., Class A Shares		53,690	4,186,209	*
TOTAL CONSUMER DISCRETIONARY			4,518,909
ENERGY — 0.9%
Energy Equipment & Services — 0.9%
KCAD Holdings I Ltd.		533,873,172	7,540,959	*(c)(d)
FINANCIALS — 2.4%
Diversified Financial Services — 0.7%
Citigroup Inc.		143,529	6,051,183
PB Investors II LLC		60,468	0	*(c)(d)(e)
Total Diversified Financial Services			6,051,183
Real Estate Management & Development — 1.7%
Realogy Holdings Corp.		308,416	13,445,765	*(c)(d)
TOTAL FINANCIALS			19,496,948
INDUSTRIALS — 0.8%
Building Products — 0.0%
Nortek Inc.		1,774	127,994	*
Marine — 0.8%
DeepOcean Group Holding AS		198,468	4,304,992	*(c)(d)
Horizon Lines Inc., Class A Shares		1,490,060	2,220,190	*
Total Marine			6,525,182
TOTAL INDUSTRIALS			6,653,176
MATERIALS — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares		19	1,205
TOTAL COMMON STOCKS (Cost — $37,004,440)			38,211,197
PREFERRED STOCKS — 2.4%
FINANCIALS — 2.3%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%	35,667	880,975
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%	489,100	13,044,297	(h)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%	168,125	4,683,962	(h)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	SHARES	VALUE
Thrifts & Mortgage Finance— 0.0%
Federal National Mortgage Association (FNMA)	8.250%	35,900	$64,979	*(d)(h)
TOTAL FINANCIALS			18,674,213
MATERIALS — 0.1%
Metals & Mining — 0.1%
ArcelorMittal	6.000%	20,700	539,494
TOTAL PREFERRED STOCKS (Cost — $18,450,410)			19,213,707

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00		2/20/13	35,400,000	29,422
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	17,260,000	98,457
TOTAL PURCHASED OPTIONS (Cost — $584,492)				127,879
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	580,437
Charter Communications Inc.		11/30/14	4,876	148,718	*
SemGroup Corp.		11/30/14	21,481	397,399	*(c)(d)
TOTAL WARRANTS (Cost — $9,752)				1,126,554
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $954,474,888)				1,016,640,616

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreements — 0.5%
Barclays Capital Inc. repurchase agreement dated 1/31/13; Proceeds at maturity - $4,000,009; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market value - $4,079,727) (Cost - $4,000,000)	0.080%	2/1/13	4,000,000	4,000,000
TOTAL INVESTMENTS — 126.2% (Cost — $958,474,888#)				1,020,640,616
Liabilities in Excess of Other Assets — (26.2)%				(211,626,926)
TOTAL NET ASSETS — 100.0%				$809,013,690

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of January 31, 2013.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of January 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GBP	- British Pound
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	17,700,000	$74,097
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	35,400,000	10,450
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	34,520,000	62,604
TOTAL WRITTEN OPTIONS (Premiums received — $475,192)				$147,151

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$888,164,181	$7,982,252	$896,146,433
Collateralized mortgage obligations	—	1,355,807	—	1,355,807
Collateralized senior loans	—	33,330,848	—	33,330,848
Convertible bonds & notes	—	27,275	—	27,275
Sovereign bonds	—	27,100,916	—	27,100,916
Common stocks:
Consumer discretionary	$4,186,209	—	332,700	4,518,909
Energy	—	—	7,540,959	7,540,959
Financials	6,051,183	—	13,445,765	19,496,948
Industrials	2,348,184	—	4,304,992	6,653,176
Materials	1,205	—	—	1,205
Preferred stocks:
Financials	18,674,213	—	—	18,674,213
Materials	—	539,494	—	539,494
Purchased options	—	127,879	—	127,879
Warrants	—	1,126,554	—	1,126,554
Total long-term investments	$31,260,994	$951,772,954	$33,606,668	$1,016,640,616
Short-term investments†	—	4,000,000	—	4,000,000
Total investments	$31,260,994	$955,772,954	$33,606,668	$1,020,640,616
Other financial instruments:
Forward foreign currency contracts	—	$61,024	—	$61,024
Total	$31,260,994	$955,833,978	$33,606,668	$1,020,701,640

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$147,151	—	$147,151
Forward foreign currency contracts	—	4,059,168	—	4,059,168
Credit default swaps on credit indices - buy protection‡	—	495,464	—	495,464
Total	—	$4,701,783	—	$4,701,783

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of April 30, 2012	$7,320,975	$332,700	$4,946,869	0*	—	$35	$12,600,579
Accrued premiums/discounts	46,669	—	—	—	—	—	46,669
Realized gain (loss)[1]	(2,028,420)	—	—	—	—	—	(2,028,420)
Change in unrealized appreciation (depreciation)[2]	1,728,323	—	2,594,090	5,118,533	—	(35)	9,440,911
Purchases	2,868,484	—	—	8,327,232	—	—	11,195,716
Sales	(2,008,029)	—	—	—	—	(0)*	(2,008,029)
Transfers into Level 3[3]	54,250	—	—		$4,304,992	—	4,359,242
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of January 31, 2013	$7,982,252	$332,700	$7,540,959	$13,445,765	$4,304,992	—	$33,606,668
Net change in unrealized appreciation (depreciation) for investments in securities still held at Jamuary 31, 2013(2)	$284,845	—	$2,594,090	$5,118,533	—	—	$7,997,468

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

1 This amount is included in net realized gain (loss) from investment transactions.

2 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3 Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 1/31/13 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$13,446	Market approach	Liquidity discount	2.6%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input.  A decrease to the unobservable input would have the opposite effect.  Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to schedule of investments (unaudited) (continued)

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of January 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended January 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

Notes to schedule of investments (unaudited) (continued)

maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of

Notes to schedule of investments (unaudited) (continued)

time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $4,701,783. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of January 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $580,000, which could be used to reduce the required payment.

(o) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$95,167,745
Gross unrealized depreciation	(33,002,017)
Net unrealized appreciation	$62,165,728

During the period ended January 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2012	$12,000,000	$160,800
Options written	248,316,800	1,107,525
Options closed	—	—
Options exercised	(48,173,400)	(283,902)
Options expired	(124,523,400)	(509,231)
Written options, outstanding as of January 31, 2013	$87,620,000	$475,192

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	UBS AG	65,000	$103,084	2/15/13	$(2,610)
Euro	Citibank, N.A.	300,000	407,366	2/15/13	11,389
Euro	Citibank, N.A.	175,000	237,630	2/15/13	5,392
Euro	UBS AG	30,000	40,737	2/15/13	999
					15,170
Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,378,853	2/15/13	12,634
British Pound	UBS AG	2,094,000	3,320,878	2/15/13	30,610
Euro	Citibank, N.A.	16,085,375	21,842,127	2/15/13	(1,337,134)
Euro	Citibank, N.A.	525,000	712,891	2/15/13	(37,511)
Euro	Citibank, N.A.	1,350,000	1,833,148	2/15/13	(30,790)
Euro	Citibank, N.A.	500,000	678,944	2/15/13	(6,836)
Euro	JPMorgan Chase & Co.	526,000	714,249	2/15/13	(24,589)
Euro	UBS AG	33,380,917	45,327,524	2/15/13	(2,421,362)
Euro	UBS AG	500,000	678,944	2/15/13	(42,944)
Euro	UBS AG	275,000	373,419	2/15/13	(11,593)
Brazilian Real	Citibank, N.A.	9,993,000	4,995,948	3/15/13	(143,799)
					(4,013,314)
Net unrealized loss on open forward foreign currency contracts					$(3,998,144)

Notes to schedule of investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$19,911,081	0.826%	$40,050,920

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the period ended January 31, 2013.  Interest expense incurred on reverse repurchase agreements totaled $126,093.

At January 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	1.00%	5/18/12	TBD*	$1,513,998
Credit Suisse	0.85%	6/4/12	TBD*	1,997,780
Credit Suisse	0.85%	1/8/13	TBD*	592,655
JPMorgan Chase & Co.	1.00%	5/16/12	TBD*	1,193,662
JPMorgan Chase & Co.	1.00%	5/16/12	TBD*	2,044,464
JPMorgan Chase & Co.	0.75%	8/10/12	TBD*	1,412,712
JPMorgan Chase & Co.	0.25%	1/8/13	TBD*	451,908
				$9,207,179

*TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and  can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On January 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $11,517,823.

At January 31, 2013, the Fund held the following open swap contracts.

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.18 Index)	$5,049,000	6/20/17	5.000% quarterly	$(173,549)	$133,079	$(306,628)
BNP Paribas (Markit CDX.NA.HY.18 Index)	9,365,400	6/20/17	5.000% quarterly	(321,915)	112,601	(434,516)
Total	$14,414,400			$(495,464)	$245,680	$(741,144)

1If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†Percentage shown is an annual percentage rate.

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

			Forward Foreign Currency
			Contracts
	Purchased Options,	Written Options, at	Unrealized	Unrealized	Swap Contracts, at
Primary Underlying Risk	at value	value	Appreciation	Depreciation	value	Total
Foreign Exchange Risk	—	—	$61,024	$(4,059,168)	—	$(3,998,144)
Credit Risk	$127,879	$(147,151)	—	—	$(495,464)	(514,736)
Total	$127,879	$(147,151)	$61,024	$(4,059,168)	$(495,464)	$(4,512,880)

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$150,002
Written options	234,973
Forward foreign currency contracts (to buy)	2,899,635
Forward foreign currency contracts (to sell)	66,513,735
Futures contracts (to sell)†	13,064,152

Average notional balance

Credit default swap contracts (to buy protection)	$23,530,560

†At January 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 27, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: March 27, 2013